UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-14363
File No. 811-05162

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X/

Pre-Effective Amendment No.		/ /

Post-Effective Amendment No.	92	/X/

		and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/

Amendment No.	92

(Check appropriate box or boxes)

DELAWARE VIP TRUST
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA	19106-2354
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jonathan M. Kopcsik, Esq.
Taylor Brody, Esq.
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018
(215) 564-8099
(215) 564-8071

Approximate Date of Proposed Public Offering:	As soon as possible after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/X/	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant is filing this Post-Effective Amendment (the “Amendment”) for the purpose of adding a new Service class of shares to the Registrant’s Delaware VIP Fund for Income Series (the “Fund”). This Amendment relates solely to the Fund, and the Amendment does not affect the prospectuses and statements of information relating to the Registrant’s other series of shares.

--- C O N T E N T S ---

This Post-Effective Amendment No. 92 to Registration File No. 033-14363 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus
4.	Part B – Statements of Additional Information
5.	Part C – Other Information
6.	Signatures
7.	Exhibits

Prospectus

Delaware VIP® Trust

Delaware VIP Fund for Income Series

Service Class

April 30, 2021

(as amended and restated [February __, 2022])

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.

Series summary

Delaware VIP® Fund for Income Series

What is the Series’ investment objective?

Delaware VIP Fund for Income Series seeks high current income.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Service
Management fees	[0.65%]
Distribution and service (12b-1) fees	[____%]
Other expenses	[0.22%]	[1]
Total annual series operating expenses	[____%]
Fee waivers and expense reimbursements	[____%]	[2]
Total annual series operating expenses after fee waivers	[____%]

[1]	“Other expenses” for Service Class are estimated for the current fiscal year.
[2]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding [0.81%] of the Series’ average daily net assets from [February __, 2022 through February __, 2023]. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Service
1 year	$[____]
3 years	$[____]
5 years	$[____]
10 years	$[____]

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 131% of the average value of its portfolio.

What are the Series’ principal investment strategies?

The Series primarily invests in corporate bonds rated at the time of purchase lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). These are commonly known as high yield bonds or “junk bonds” and involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that the Series’ investment manager, Delaware Management Company (Manager), judges to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in US and foreign government securities and corporate bonds of foreign issuers. The Series may invest up to 40% of its net assets in foreign securities; however, the Series’ total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25%

Series summary

of the Series’ net assets, and investments in emerging market securities will be limited to 20% of the Series’ net assets. In selecting bonds for the portfolio, the Manager evaluates the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A series may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Loans and other indebtedness risk — The risk that a series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A series’ ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a series invests may not be considered securities. A series therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a series to obtain precise valuations of certain securities in its portfolio.

Redemption risk — If investors redeem more shares of a series than are purchased for an extended period of time, a series may be required to sell securities without regard to the investment merits of such actions. This could decrease a series’ asset base, potentially resulting in a higher expense ratio.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect series performance.

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Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

How has Delaware VIP® Fund for Income Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series by showing the performance of the Series’ Standard Class shares. The Series’ Standard Class shares adopted the performance of the First Investors Life Series Fund For Income (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The Predecessor Series was reorganized into the Series after the close of business on October 4, 2019. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Service Class share performance is not provided because Service Class shares commenced operations as of [February ___, 2022]. The performance of the Series’ Service Class shares will appear in a future version of this Prospectus after Service Class shares have annual returns for one complete calendar year. Service Class share performance would be lower than Standard Class share performance because of the 12b-1 fees applicable to Service Class shares.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The Predecessor Series was reorganized into the Series after the close of business on October 4, 2019. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

The bar chart shows changes in the performance from year to year and the table below shows how average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/vip-performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 9.63% for the quarter ended June 30, 2020, and its lowest quarterly return was -11.16% for the quarter ended March 31, 2020.

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Series summary

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	10 years
Fund for Income Series — Standard Class	7.95%	7.08%	5.97%
ICE BofA US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	6.07%	8.42%	6.61%

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	October 2019
Adam H. Brown, CFA	Managing Director, Senior Portfolio Manager	October 2019

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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How we manage the Series

Our principal investment strategies

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Series.

The Manager invests primarily in fixed income securities that it believes will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. The Manager expects to invest the majority of the Series’ net assets primarily in high yield bonds (also called “junk bonds”), which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that the Manager considers to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds. The Series may invest up to 40% of its net assets in foreign securities; however, the Series’ total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Series’ net assets, and investments in emerging market securities will be limited to 20% of the Series’ net assets.

Before selecting high yield corporate bonds, the Manager carefully evaluates each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps the Manager evaluate how easily it may be able to buy and sell the bond. Before purchasing a bond, the Manager evaluates both the income level and its potential for price appreciation.

The Manager also does a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond’s payments.

The Series maintains a well-diversified portfolio of high yield bonds that represents many different sectors and industries. Through diversification, the Manager can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

In addition, the Manager may seek investment advice and recommendations from its affiliates: MIMAK, MIMEL, and MIMGL. The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The Series’ investment objective is nonfundamental. This means that the Series’ Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders at least 60 days before the change became effective.

The Statement of Additional Information also describes non-principal investment strategies that the Series may use, including investing in other types of investments that are not described in this prospectus.

The securities in which the Series typically invests

Please see the Series’ SAI for additional information about certain of the securities described below as well as other securities in which the Series may invest.

Bank loans and other indebtedness

A bank loan represents an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiror of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Series uses them: The Series may invest without restriction in bank loans that meet the credit standards established by the Manager. The Manager performs its own independent credit analysis on each borrower and on the collateral securing each loan. The Manager considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Series may invest in bank loans in order to enhance total return, to effect diversification, or to earn additional income. The Series will not use bank loans for reasons inconsistent with the Series’ investment objective.

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation’s profits through its distributions of dividends to stockholders, proportionate to the number of shares they own.

How the Series uses them: The portfolio managers of the Series will generally invest the Series’ assets in common or ordinary stocks, some of which may be dividend-paying stocks.

Convertible securities

Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

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How we manage the Series

How the Series uses them: The Series may invest in convertible securities and select them on the basis of the common stocks into which they can be converted, not on the basis of the debt ratings of the convertible securities.

Corporate bonds

Corporate bonds are bonds, notes, or debentures issued by corporations and other business organizations, including REITs, and other business trusts. A REIT is a company that owns or finances income-producing real estate.

How the Series uses them: The Series may invest in bonds rated in one of the four highest rating categories by a NRSRO (for example, rated BBB- or higher by S&P or Baa3 or higher by Moody’s), and certain of the Series may invest in high yield corporate bonds as described below.

Foreign corporate and government securities

Foreign corporate and government securities are securities issued by a non-US company or a government or by an agency, instrumentality, or political subdivision of such government.

How the Series uses them: The fixed income securities in which the Series may invest include those issued by foreign governments.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). ADRs are receipts issued by a depositary (usually a US bank) and EDRs and GDRs are receipts issued by a depositary outside of the US (usually a non-US bank or trust company or a foreign branch of a US bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or US issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Series uses them: The Series may invest in foreign securities traded in foreign markets and emerging markets.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered illiquid.

How the Series uses them: At times when the portfolio managers for the Series anticipate adverse conditions, they may want to protect gains on securities or swap agreements without actually selling them. The portfolio managers might use options to seek to neutralize the effect of any price declines, without selling a security or swap agreement, or as a hedge against changes in interest rates. The portfolio managers may also sell an option contract (often referred to as “writing” an option) to earn additional income. The Series may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. Use of these strategies can increase operating costs and can lead to loss of principal.

High yield corporate bonds (junk bonds)

High yield corporate bonds are debt obligations issued by a corporation and rated below investment grade (lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another NRSRO). High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Series uses them: The Series may invest in high yield corporate bonds. The Manager carefully evaluates an individual company's financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. The Manager’s goal is to identify those companies that it believes will be able to repay their debt obligations in spite of poor ratings.

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Illiquid investments

Illiquid investments are any investment that a series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Series uses them: The Series may invest up to 10% of its net assets in illiquid investments. Securities that are traded on foreign markets can be illiquid at times.

Preferred stock

Preferred stock is a class of stock that pays dividends before common stock dividend payments are made and may be convertible to common stock.

How the Series uses them: The Series may invest in preferred stocks. The Manager will attempt to reduce this risk by investing in a broad range of equity securities.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a series, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Series uses them: Typically, the Series use repurchase agreements as a short-term investment for its cash positions or for temporary defensive purposes. In order to enter into these repurchase agreements, the Series must have collateral of at least 102% of the repurchase price. The Series will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager’s discretion, the Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies, or instrumentalities or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Series uses them: The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Series' limit on investments in illiquid investments.

Short sales

Short sales are transactions in which a series sells a security it does not own and, at the time the short sale is effected, the series incurs an obligation to replace the security borrowed no matter what its price may be at the time the series delivers it to the lender.

How the Series uses them: The Manager may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Series of a decline in a particular market sector to which the Series has significant exposure, or of the exposure to securities owned by the Series in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Series’ holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Time deposits

Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

How the Series uses them: The Series will not purchase time deposits maturing in more than seven calendar days, and time deposits maturing from two Business Days (as defined below) through seven calendar days will not exceed 15% of the Series’ total assets.

US government securities

US government securities are direct US obligations that include bills, notes, and bonds, as well as other debt securities, issued by the US Treasury, and securities of US government agencies or instrumentalities. US Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and US government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the US. In the case of securities not backed by the “full faith and credit” of the US, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

How the Series uses them: The Series may invest without limit in US government securities, though they typically only represent a small percentage of the Series’ portfolio, because they generally do not offer as high a level of current income as high yield bonds.

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How we manage the Series

Warrants

A warrant is a right to buy shares of common stock on stated terms.

How the Series uses them: The Series may invest in warrants.

Zero coupon and payment-in-kind (PIK) bonds

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.

How the Series uses them: The Series may invest in fixed income securities, including zero coupon bonds and PIK bonds, consistent with its investment objectives and policies. The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality. The bonds may have certain tax consequences which, under certain conditions, could be adverse to the Series.

Other non-principal investment strategies

Borrowing from banks

The Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

The Series may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, the Series may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Series’ investment objective. To the extent that the Series holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Because of the nature of the Series, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Series. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Series strives to manage it: The Manager maintains a long-term investment approach and focuses on securities that it believes can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall stock market movements. Although the Series may hold securities for any amount of time, the Manager generally does not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as consumer staples, financials or information technology) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

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How the Series strives to manage them: The Manager limits the amount of the Series’ assets invested in any one industry and in any individual security or issuer. The Manager also follows a rigorous selection process when choosing securities for the portfolio.

Credit risk

Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and/or repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact portfolio performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss because they are rated below investment grade, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds. A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest. Investment by a series in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a series of its initial investment and any anticipated income or appreciation may be uncertain. A series also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

How the Series strives to manage it: The Manager employs a careful, credit-oriented bond selection approach. The Series also holds a diversified selection of high yield bonds that is designed to manage this risk.

High yield corporate (junk) bond risk

High yield corporate bonds (commonly known as “junk” bonds), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities because they are rated below investment grade. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

How the Series strives to manage it: The Manager attempts to reduce the risk associated with investment in high yield debt securities through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.

Redemption risk

If investors redeem more shares of a series than are purchased for an extended period of time, a series may be required to sell securities without regard to the investment merits of such actions. This could decrease a series’ asset base, potentially resulting in a higher expense ratio.

How the Series strives to manage it: Volatility in the high yield market could increase redemption risk. The Series strives to maintain a cash balance sufficient to meet any redemptions. The Series may also borrow money, if necessary, to meet redemptions.

Interest rate risk

Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A series may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a series could experience a higher or lower return than anticipated. For example, if a series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make interest payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

How the Series strives to manage it: The Series is subject to various interest rate risks depending upon its investment objectives and policies. The Manager cannot eliminate this risk, but tries to address it by monitoring economic conditions.

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How we manage the Series

Derivatives risk

Derivatives risk is the possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a series may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a series’ taxable income or gains. A series’ transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a series are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the series, (iii) defer losses to the series, and (iv) cause adjustments in the holding periods of the series’ securities. A series’ use of derivatives may be limited by the requirements for taxation of the series as a regulated investment company.

Investing in derivatives may subject a series to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the series may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a series may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits.

How the Series strives to manage it: The Series will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Series under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a series enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a series may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Series strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before the Series enters into transactions with them. The Series will hold collateral from counterparties consistent with applicable regulations.

Recession risk

Although the market for high yield bonds existed through periods of economic downturns, the high yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high yield debt securities to finance highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high yield market grew substantially. Some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds and adversely affect the ability of high yield issuers to repay principal and interest.

It is likely that protracted periods of economic uncertainty would cause an increase in volatility in the market prices of high yield bonds, an increase in the number of high yield bond defaults, and corresponding volatility in a series’ NAV. In the past, uncertainty and volatility in the high yield market have resulted in volatility in a series’ NAV.

How the Series strives to manage it: In striving to manage this risk, the Manager allocates assets across a wide range of industry sectors. The Manager may emphasize industries that have been less susceptible to economic cycles in the past, particularly if the Manager believes that the economy may be entering into a period of slower growth.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of series shares.

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How the Series strives to manage it: The Series may invest up to 40% of its net assets in foreign securities; however, the Series’ total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Series’ net assets. The Manager carefully evaluates the reward and risk associated with each foreign security that it considers.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Series strives to manage it: The Series will limit investments in emerging markets securities to 20% of its net assets. The Series cannot eliminate this risk but the Manager will attempt to reduce this risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors.

Loans and other indebtedness risk

Loans and other indebtedness risk is the risk that a series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other indebtedness acquired by a series may involve revolving credit facilities or other standby financing commitments that obligate a series to pay additional cash on a certain date or on demand. These commitments may require a series to increase its investment in a company at a time when that series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a series is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a series may be required to rely upon another lending institution to collect and pass on to the series amounts payable with respect to the loan and to enforce the series’ rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the series from receiving such amounts. The highly leveraged nature of many such loans and other indebtedness may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to the series.

A series’ ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. Extended trade settlement periods may result in cash not being immediately available to a series. As a result of these factors, a series may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

In addition, certain loans in which a series invests may not be considered securities. A series therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Federal securities laws provide protections against fraud and misrepresentation in connection with the offering and sale of a “security.” Loans in which a series may invest may not be deemed to be “securities” for purposes of such anti-fraud protections. A series may therefore not have the protection of the anti-fraud provisions of the federal securities laws in the event of fraud or misrepresentation by a borrower. However, a series in such a scenario may be able to rely on contractual provisions in the loan documents for alternative protections, or use common-law fraud protections under applicable state law.

How the Series strives to manage it: This risk may not be completely eliminated, but the Manager will attempt to reduce this risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should the Manager determine that any of these securities are illiquid, they would be subject to the Series’ restriction on illiquid investments.

Valuation risk

A less liquid secondary market as described above can make it more difficult to obtain precise valuations of certain securities. During periods of reduced liquidity, judgment plays a greater role in valuing less liquid investments.

How the Series strives to manage it: The Series' privately placed high yield securities are particularly susceptible to liquidity and valuation risks. The Manager will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Series' assets that can be allocated to privately placed high yield securities.

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How we manage the Series

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect series performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a series.

How the Series strives to manage them: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for the Series. The Manager typically diversifies the Series' assets among a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Series strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the Euro Overnight Index Average (EONIA)), the impact of the abandonment of such rates on the Series or the financial instruments in which the Series invests cannot yet be determined. However, the Series tries to address such risk by monitoring the economic, political, and regulatory climate in jurisdictions relevant to the Series and the financial instruments in which the Series invests in order to minimize any potential impact on the Series. In addition, the Series typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Series of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Zero coupon and payment-in-kind (PIK) bonds risk

Zero coupon and PIK bonds involve certain risks. They are generally considered more interest sensitive than income-bearing bonds, more speculative than interest-bearing bonds, and have certain tax consequences that could, under certain circumstances, be adverse to a series. For example, a series accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, a series may not receive the cash associated with this income until the bonds are sold or mature. If a series does not have sufficient cash to make the required distribution of accrued income, the series could be required to sell other securities in its portfolio or to borrow to generate the cash required.

How the Series strives to manage it: The Series may invest in zero coupon and PIK bonds to the extent consistent with the Series’ investment objectives. The Manager cannot eliminate the risks of zero coupon bonds, but it does try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Series.

Short sales risk

Short positions in securities may be more risky than long positions (purchases). If a series has a short position in a security issued by an exchange traded fund or otherwise and the price of such security increases, the series will lose money on its short position. Furthermore, during the time when a series has a short position in such security, the series must borrow that security in order to make delivery on the short sale, which raises the cost to the series of entering into the transaction. A series is therefore subject to the risk that a third party may fail to honor the terms of its contract with the series related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss. Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a series if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until a series replaces a borrowed security in connection with a short sale, it will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a series has a

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short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Short sale strategies are often categorized as a form of leveraging. Please refer to “Leveraging risk” for more information.

How the Series strives to manage it: The Manager will not engage in short sales for speculative purposes.

Leveraging risk

Leveraging risk is the risk that certain series transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a series to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Series strives to manage it: The Series will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a series’ investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a series’ investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a series from executing advantageous investment decisions in a timely manner and could negatively impact the series’ ability to achieve its investment objective.

How the Series strives to manage it: The Series maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Series may hold securities for any amount of time, it generally does not trade for short-term purposes.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A series also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How the Series strives to manage it: A less liquid secondary market may have an adverse effect on the Series' ability to dispose of particular issues, when necessary, to meet its liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In striving to manage this risk, the Manager evaluates the size of a bond issuance as a way to anticipate its likely liquidity level.

The Series may invest up to 10% of its net assets in illiquid investments.

Disclosure of portfolio holdings information

A description of the Series’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Series

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Series’ investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of September 30, 2021, $184.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Series, manages the Series’ business affairs, and provides daily administrative services. For its services to the Series, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.61% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Series’ investment advisory contract is available in the Series’ annual report to shareholders for the fiscal year ended December 31, 2020.

Macquarie Investment Management Austria Kapitalanlage AG
MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of September 30, 2021, MIM managed more than $372.0 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Series, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

Macquarie Investment Management Europe Limited
MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Series, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

Macquarie Investment Management Global Limited
MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Series, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

A discussion of the basis for the Board’s approval of the Series' sub-advisory contracts is available in the Series' annual report to shareholders for the period ended December 31, 2020.

Portfolio managers

Delaware VIP Fund for Income Series

John P. McCarthy and Adam H. Brown have primary responsibility for making day-to-day investment decisions for Delaware VIP Fund for Income Series.

John P. McCarthy, CFA Managing Director, Senior Portfolio Manager
John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Adam H. Brown, CFA Managing Director, Senior Portfolio Manager
Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a Bachelor’s degree in Accounting from the University of Florida.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series shares.

Manager of managers structure

The Series and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Series’ Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Series without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Series’ sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Series to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Series without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

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Who manages the Series

Who’s who

The following describes the various organizations involved in managing, administering, and servicing the Series.

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the series’ business affairs. Trustees establish procedures and oversee and review the performance of the series’ service providers.

Investment manager: An investment manager is a company with overall responsibility for the management of the series’ assets. The investment manager is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Delaware Distributors, L.P., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian/fund accountant: The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286-0001
Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a series’ net asset value (NAV) and providing financial reporting for the series.

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Important information about the Series

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution and service fees, or “Rule 12b-1” fees. The 12b-1 plan of Delaware VIP® Trust (Trust) allows the Trust to pay distribution and service fees of up to 0.30% per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the Rule 12b-1 fees are paid out of Service Class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life insurance company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the Distributor to the life insurance companies with which your variable contract salesperson is associated.

Service Class
Commission (%)	—
Maximum 12b-1 Fee to Dealer (annual rate of average daily net assets)	[0.30%]

Purchase and redemption of shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at NAV (see “Valuation of shares”). Redemptions will be effected at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares. The Series has reserved the right to pay for redemptions with portfolio securities under certain conditions. A subsequent sale of such securities could result in the payment of brokerage commissions and expose a contract owner and separate account to market risk until the securities are sold. See the SAI for more information on redemptions-in-kind.

Payments to intermediaries

The Distributor and/or its affiliates may pay additional compensation at their own expense and not as an expense of the Series to certain affiliated or unaffiliated participating insurance companies that sponsor your contract, brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Series shares and/or insurance products that contain the Series and/or the servicing of current and prospective owners of variable contracts (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to participating insurance companies for providing information about Delaware VIP® Trust (Trust) and its Series, the delivery of Trust documents and certain mailing and printing charges incurred by such insurance companies in connection with their services to variable contract owners. In addition, Financial Intermediaries may receive payments for various other purposes, including, but not limited to, promoting the sale of Series shares and the products that include Series shares; subaccounting, administrative, or contract owner processing services; and for marketing and educational support data. Your salesperson may receive some or all of such payment. Such payments are in addition to any distribution fees, subaccounting fees, and/or service fees that may be payable by the Series. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Series and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Series and/or some or all other Delaware Funds), the Series’ advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor or its affiliates. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts, or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor, distributor, or other party makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of Series shares than sponsors or distributors of other mutual funds make to your Financial Intermediary, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the series making the higher payments (or the associated variable contract) over other investment options, including other variable contracts, shares of other mutual funds, or other investment options available under a particular variable contract. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you and other investment options available. A

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Important information about the Series

significant purpose of these payments is to increase sales of the Series’ shares and the products that include Series shares. The Manager or its affiliates may benefit from the Distributor’s or an affiliate’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Series shares through such Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Series’ shares.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If the Series or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Series share price, which is based on the Series’ NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Series share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next business day’s closing Series share price. A business day is any day that the NYSE is open for business (Business Day). The Series reserves the right to reject any purchase order.

The Series determines the NAV per share for each of its classes at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). The Series does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Series’ closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. Foreign securities, currencies, and other assets denominated in foreign currencies are translated into US dollars at the exchange rate of these currencies against the US dollar, as provided by an independent pricing service. The Series generally prices securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem series shares because foreign markets are open at times and on days when US markets are not. The Series prices fixed income securities on the basis of valuations provided to it by an independent pricing service that uses methods approved by the Board. For all other securities, the Series uses methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Series uses fair value pricing, it may take into account any factors it deems appropriate. The Series may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Series to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Series anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, normally at 4:00 pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Series may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Series’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board’s oversight.

Frequent trading of Series shares (market timing and disruptive trading)

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by contract owners identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Series and its contract owners, such as market timing and disruptive trading. The Series will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a series occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a series followed quickly by redemptions out of that series. A short-term round trip is considered any redemption of series shares within 20 Business Days of a purchase of that series’ shares. If you make a second such short-term round trip in a series within 90 rolling calendar days of a previous short-term round trip in that series, you may be

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considered a market timer. In determining whether market timing has occurred, the Series considers short-term round trips to include rapid purchases and sales of Series shares through the exchange privilege. The Series reserves the right to consider other trading patterns to be market timing.

Your ability to use the Series’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Series will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Series reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any contract owner’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Series’ market timing policy are not necessarily deemed accepted by the Series and may be rejected by the Series on the next Business Day following receipt by the Series.

Redemptions will continue to be permitted in accordance with the Series’ then-current prospectus. A redemption of shares under these circumstances could be costly to a contract owner if, for example, the shares have declined in value, or the sale results in adverse tax consequences. To avoid this risk, a contract owner should carefully monitor the purchases, sales, and exchanges of Series shares and avoid frequent trading in Series shares.

The Series reserves the right to modify this policy at any time without notice, including modifications to the Series’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Series seeks to make judgments and applications that are consistent with the interests of the Series’ contract owners. While the Series will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Series’ market timing policy does not require the Series to take action in response to frequent trading activity. If the Series elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, contract owners who engage in rapid purchases and sales or exchanges of the Series’ shares dilute the value of shares held by long-term contract owners. Volatility resulting from excessive purchases and sales or exchanges of Series shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Series may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Series’ shares may also force the Series to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Series’ performance, if, for example, the Series incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any series may be subject to disruptive trading activity. However, a series that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a series calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a series’ NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a contract owner engaging in a short-term trading strategy to exploit differences in series share prices that are based on closing prices of foreign securities established some time before a series calculates its own share price.

Any series that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the series’ NAV may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences. Series that may be adversely affected by such arbitrage include, in particular, series that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Series, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Series shares. This monitoring process involves several factors, which include scrutinizing transactions in Series shares for violations of the Series’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Series may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Series, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Series attempts to have financial intermediaries apply the Series’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Series’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for

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Important information about the Series

these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Series’ frequent trading policy with respect to an omnibus account, the Series’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Series’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Series’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Series’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Series from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Series’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Series shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Contract owners seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Series and its agents to detect market timing in Series shares, there is no guarantee that the Series will be able to identify these contract owners or curtail their trading practices. In particular, the Series may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Series shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions. The Series intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Series generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Series expects to declare and distribute all of its net investment income, if any, as dividends annually. The Series will distribute net realized capital gains, if any, annually following the close of its fiscal year. The Series may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series. The amount of any distribution will vary, and there is no guarantee the Series will pay either an income dividend or a capital gains distribution. At the election of the insurance companies issuing the variable contracts, dividends and distributions are automatically reinvested at NAV in additional shares of the Series.

Tax considerations. Shares of the Series must be purchased through separate accounts used to fund variable contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Series will be exempt from current taxation by shareholders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if such withdrawal is made before age 59½, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Series are offered.

Please refer to the SAI for more information regarding the tax treatment of the Series.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Certain management considerations

Investments by fund of funds and similar investment vehicles

Certain fund of funds and pooled vehicles, whose shareholders are limited to insurance companies' investment accounts, may invest in the Series. From time to time, they may place large purchase or redemption orders with the Series due to their allocation or rebalancing requirements. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

Delaware VIP® Fund for Income Series

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series for the past five years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series’ Standard Class (assuming reinvestment of all dividends and distributions). Separate account expenses are not reflected. If the fees at the separate account level or contract level were included, total return would be lower. In addition, Service Class share performance would be lower than Standard Class share performance because of the 12b-1 fees applicable to Service Class shares. The information for the period ended June 30, 2021 is included in the Series’ semi-annual report, which is available upon request by calling 800 523-1918. The information for fiscal years ended prior to October 4, 2019 has been audited by the Predecessor Series’ auditor, another independent registered public accounting firm. The information for the six-month period ended June 30, 2021 is unaudited.

Prior to the Reorganization which occurred after the close of business on October 4, 2019, the Series had no investment operations. The Series is a successor to the Predecessor Series. The Series commenced operations after the close of business on October 4, 2019, and the Series’ Service Class commenced operations as of [February __, 2022].

	Six months ended 6/30/21	Year ended
Standard Class shares	(Unaudited)[1]	12/31/20	12/31/19[2]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$6.44	$6.36	$5.96	$6.45	$6.36	$6.07
Income (loss) from investment operations:
Net investment income[3]	0.14	0.29	0.30	0.30	0.30	0.30
Net realized and unrealized gain (loss)	0.07	0.16	0.44	(0.46)	0.12	0.34
Total from investment operations	0.21	0.45	0.74	(0.16)	0.42	0.64
Less dividends and distributions from:
Net investment income	(0.33)	(0.37)	(0.34)	(0.33)	(0.33)	(0.35)
Total dividends and distributions	(0.33)	(0.37)	(0.34)	(0.33)	(0.33)	(0.35)
Net asset value, end of period	$6.32	$6.44	$6.36	$5.96	$6.45	$6.36
Total return[4]	3.41%	7.95% [5]	12.78% [5]	(2.58% )	6.82%	11.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,923	$97,868	$105,035	$100,198	$106,011	$101,427
Ratio of expenses to average net assets[6]	0.82%	0.83%	0.85%	0.91%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived [6]	0.82%	0.87%	0.88%	0.91%	0.89%	0.89%
Ratio of net investment income to average net assets	4.53%	4.73%	4.94%	4.93%	4.70%	4.85%
Ratio of net investment income to average net assets prior to fees waived	4.53%	4.69%	4.91%	4.93%	4.70%	4.85%
Portfolio turnover	58%	131%	115%	73%	66%	56%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]

On October 4, 2019, the First Investors Life Series Fund For Income shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Fund For Income shares.

[3]	The average shares outstanding method has been applied for per share information.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Financial highlights

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

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How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a series’ investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a series. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a series’ portfolio, less any liabilities, that are attributable to that class of the series.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a series pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a series’ portfolio. A turnover rate of 100% would occur if, for example, a series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

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Additional information about the Series’ investments is available in its annual and semiannual shareholder reports. In the Series’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during the period covered by the report. You can find more information about the Series in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Series, write to us at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or call toll-free 800 523-1918.

The SAI and shareholder reports are available, free of charge, through the Series’ website at delawarefunds.com/vip-literature. The insurance company that issued your contract may make the SAI and shareholder reports available to shareholders on the insurance company’s website. You can find reports and other information about the Series on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-05162

[PR-VINTSVC 12/21]

Statement of Additional Information

Delaware VIP® Trust

Delaware VIP Fund for Income Series

April 30, 2021

(as amended and restated [February __, 2022])

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 (regular mail)

This amended and restated Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated April 30, 2021 (as amended and restated [February __, 2022]), and as it may be amended from time to time, for Delaware VIP Fund for Income Series (the “Series”).

This SAI should be read in conjunction with the Prospectuses for the variable contracts and the Series. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses.

The Prospectuses may be obtained through our website at delawarefunds.com/vip-literature; by writing or calling your financial advisor; or by contacting the Series’ distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Series’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Series' annual report (“Annual Report”) into this SAI. An Annual Report will accompany any request for this SAI. An Annual Report can be obtained, without charge, by calling 800 523-1918.

[AI-FOR-VIP-FI]

Organization and Classification

This SAI describes the Series, which is a series of Delaware VIP® Trust (the “Trust”). The Series’ investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust).

After the close of business on October 4, 2019, First Investors Life Series Fund for Income (the “Predecessor Series”) reorganized into Delaware VIP Fund for Income Series (“Reorganization”). The Series had not yet commenced operations prior to the Reorganization.

Organization

The Trust was originally organized as a Maryland corporation in 1987 and was subsequently reorganized as a Delaware statutory trust on December 15, 1999.

Classification

The Trust is an open-end management investment company.

The Series’ portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

Investment Objective, Restrictions, and Policies

Investment Objective

The Series’ investment objective is described in the Prospectuses.

Fundamental Investment Restrictions

The Trust has adopted the following restrictions for the Series which cannot be changed without approval by the holders of a “majority” of the Series’ outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time the Series purchases securities.

The Series may not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with the Series, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent the Series from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Series will be subject to the following investment restriction, which is considered nonfundamental and may be

Investment Objective, Restrictions, and Policies

changed by the Trust’s Board of Trustees (“Board”) without shareholder approval: The Series may not invest more than 10% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment.

The Series has been advised by the staff of the SEC that it is the staff’s position, under the 1940 Act, that the Series may invest (a) no more than 10% of its assets in the aggregate in certain collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the SEC and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

For purposes of the Series’ concentration policy, the Series intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry. In applying the Series’ fundamental policy concerning concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above, it is a matter of nonfundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, insurance, insurance companies, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) the technology sector will be divided into various sub-categories (e.g., computers, internet, software, semiconductors, software, and telecommunication services).

Except for the Series’ policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish the Series’ investment objective. The Series is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Series’ investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Series’ investment objective.

The portfolio turnover rate tells you the amount of trading activity in the Series’ portfolio. A turnover rate of 100% would occur, for example, if all of the Series’ investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Series’ shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid. In investing to achieve its investment objective, the Series may hold securities for any period of time.

The portfolio turnover rates for the past two fiscal years for the Series, were as follows:

Series*	2020	2019
Delaware VIP Fund for Income Series	131%	115%

*	Prior to the Reorganization, historical information is that of the Predecessor Series.

Investment Strategies and Risks

The Series’ strategies and risks are described in the Prospectuses. Certain additional information is provided below. The following discussion supplements the description of the Series’ investment strategies and risks that are included in the Prospectuses. The Series' investment strategies are nonfundamental and may be changed without shareholder approval.

Asset-Backed Securities (“ABS”)

The Series may invest a portion of their assets in securities that are backed by assets such as receivables on home equity and credit loans; receivables regarding automobile, mobile home and recreational vehicle loans; wholesale dealer floor plans; and leases, or other loans or financial receivables currently available or that may be developed in the future.

Asset-backed receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through ABS are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued.

The rate of principal payment on ABS generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities (“MBS”) but the risk of such a prepayment does exist. Such ABS do, however, involve certain risks not associated with MBS, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks that may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws; therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Bonds

The Series may invest in debt securities. The Series may invest in corporate bonds and notes issued by corporations and other similar entities.

In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment grade, below-investment-grade (commonly referred to as “junk bonds”), and unrated bonds. Debt securities are subject to a variety of risks, such as interest rate risk, default risk, call/prepayment risk, inflation risk, credit risk, and, in the case of foreign bonds, country risk and currency risk. The reorganization of a debt issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Borrowing

The Series may borrow money from banks, including its custodian, as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. The Series may also obtain such short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments, failed trades, the clearance of purchases and sales of portfolio securities, and securities on loan. The Series will be required to pay interest to the lending banks on amounts borrowed. As a result, borrowing money could result in the Series being unable to meet its investment objective.

The 1940 Act and the SEC’s current rules, exemptions, and interpretations thereunder, permit the Series to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Series is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its respective borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Series is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Series’ holdings would be disadvantageous from an investment standpoint. Investment securities will not be purchased while the Series has an outstanding borrowing.

Investment Strategies and Risks

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Series is also permitted under the 1940 Act to borrow for temporary purposes an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Convertible Securities

The Series may invest in convertible debt securities.

A convertible security is generally a debt obligation, preferred stock, or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar nonconvertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent nonconvertible securities. There is no guarantee that the Series will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company’s common stock, but may be subordinate to other types of fixed income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through the issuing investment bank. However, the common stock received upon conversion is that of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Series’ financial reporting, credit rating, investment policies, and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer’s business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Series’ exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Risks. An investment in a convertible security may involve risks. The Series may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Series’ ability to dispose of a security when necessary to meet the Series’ liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Series to obtain market quotations based on actual trades for purposes of valuing the Series’ portfolio. Although the Series intends to acquire convertible securities that the Manager considers to be liquid (i.e., those securities that the Manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Series. The Series may also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Series to obtain timely market quotations based on actual trades for convertible securities.

Hybrid Securities. Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.

Derivatives Instruments

The Series may invest in some or all of the following types of derivatives instruments: credit-linked securities, swaps, futures, forwards, and options, all of which are described in more detail in this section of the SAI.

Generally, derivatives are financial instruments whose values depend on, or are derived from, the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow the Series to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by the Series may oblige the Series to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Series may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Series may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Series under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Series as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

The terms of the CPO exclusion require the Series, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager intends to comply with the terms of the CPO exclusion with respect to the Series, the Series may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Series are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on the CPO exclusion, the Manager’s provision of services as an exempt CTA or the Series, its investment strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Manager relies requires the Series to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Series’ positions in commodity interests may not exceed 5% of the liquidation value of the Series’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Series’ commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Series’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Series may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Series can no longer satisfy these requirements, the Manager would withdraw the notice claiming an exclusion from the definition of a CPO for the Series, and the Manager would be subject to registration and regulation as a CPO with respect to the Series, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation, the Series may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Series engages in derivatives transactions, may limit or prevent the Series from using or limit the Series’ use of these instruments effectively as a part of its investment strategy, and could adversely affect the Series’ ability to achieve its investment objective(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to the Series, may increase the cost of the Series’ investments and cost of doing business.

Foreign Investments

The Series may invest in foreign securities traded in foreign markets and emerging markets.

Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments

Investment Strategies and Risks

that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.

There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the US or other major economies. The Series may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. The Series could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. The Series, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).

In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US, which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

To the extent that the Series invests a significant portion of its assets in a specific geographic region or country, the Series will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Series’ assets are invested, the Series may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by the Series to avoid investment in certain Passive Foreign Investment Companies (“PFICs”).

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Series’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Series may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

In addition, many developing market countries have experienced substantial and, during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Series may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Series. The Series seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Series will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Series. Legal compensation schemes may be nonexistent, limited, or inadequate to meet the Series’ claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Series may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Series could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Series could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which a Series may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Series invested may subsequently be found to be fraudulent and as a consequence the Series could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Series’ securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually US dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Series’ shareholders.

Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in US and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds; participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which a Series may collect in whole or in part on debt subject to default by a government.

Investment Strategies and Risks

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Series in that foreign currency. This may affect the Series’ share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Series’ investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Series endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Series changes investments from one country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Series from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the US dollar. Any devaluations in the currencies in which the Series’ portfolio securities are denominated may have a detrimental impact on the Series. Where the exchange rate for a currency declines materially after the Series’ income has been accrued and translated into US dollars, the Series may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Series incurs expenses in US dollars and the time such expenses are paid, the Series will have to convert a greater amount of the currency into US dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Series’ exposure to foreign securities losses.

The Series does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Series interprets the fundamental restriction related to commodities to permit it (subject to their investment goals and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Series also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Series to invest in exchange-traded funds (“ETFs”) or other entities that invest in physical and/or financial commodities.

Foreign Securities Traded in the U.S. The Series may invest directly in foreign equity or debt securities that are traded in the U.S. Such securities are generally denominated in U.S. dollars. They also may be issued originally in the U.S. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the U.S. (“Yankee Bonds”). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the U.S., and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the U.S. securities markets, the Series does not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

The Series may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market. Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares. Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them. As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.

High Yield High-Risk (“Junk Bonds”) Securities

Securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or similarly rated by another nationally recognized statistical rating organization (“NRSRO”) are commonly known as “junk bonds.” The Series may invest in junk bonds.

Junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A — Description of Ratings.”

The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities and the Series’ ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are an integral part of managing any securities of this type. In considering junk bond investments, the Manager will attempt to identify those issuers of high yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

The Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Illiquid and Restricted Investments

The Series is permitted to invest up to 10% of its net assets in illiquid investments. For purposes of the Series’ 10% limitation, illiquid investment means any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

The Series may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Series obtaining a less favorable price on a resale.

The Series may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Series. Restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Series obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series’ holdings of illiquid investments exceed the Series’ 10% limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Loans and Other Indebtedness

The Series may purchase loans and other indebtedness.

In purchasing a loan, the Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Series more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary.

The Series may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Investment Strategies and Risks

Certain of the loans and the other indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments in a segregated account. The Series’ ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other indebtedness that the Series will purchase, the Manager will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series’ portfolio investments. The highly leveraged nature of many such loans and other indebtedness may make such loans and other indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to the Series.

Income Deposit Securities (“IDSs”). An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange. Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.

IDSs are subject to the same risks as the underlying securities that make up an IDS. There may be a thinner and less active market for IDSs than that available for higher quality securities. An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.

Indexed Securities. A Series may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Series. The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying instruments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

Inflation-Indexed Securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if a Series purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Series may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Series holds an inflation-indexed security, the Series may earn less on the security than on a conventional bond. A Series may invest in inflation-related bonds which do not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

Syndicated Bank Loans. The Series may invest in syndicated bank loans. Syndicated bank loans may be considered high-yield securities, which are discussed in “High Yield High-Risk (”Junk Bonds“) Securities,” and/or senior loans, which are discussed in “Senior Loans.” See “Variable Rate and Floating Rate Securities” for a description of floating rate securities. An investment in a syndicated bank loan does not violate a Series’ fundamental investment policy against making loans. A Series may invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Series would assume the same rights, obligations and risks as the assigning lender. The Series would have the right to receive payment of principal and interest from the borrower under the terms of the loan. Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections. A Series would be subject to the same risks of default by the borrower as discussed below for syndicated bank loan participations. The assignments a Series would purchase are generally based on senior obligations and are secured by collateral. However, it is possible that if the borrower files for bankruptcy, the Series may not be deemed a secured creditor. If the loan is foreclosed, a Series could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral. Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. A Series may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.

Although syndicated bank loans in which a Series will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Series could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan. Certain loans may be subject to the risk that a court, pursuant to fraudulent conveyance or other laws, could subordinate the loan to presently existing or future indebtedness of the borrower or take other action detrimental to the holder of the loan; including, in certain circumstances, invalidating the loan or causing interest previously paid to be refunded. Such events could negatively affect a Series’ performance.

Investments in syndicated bank loans present the possibility that a Series could be held liable as co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a Series could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Series anticipates that syndicated bank loans could be sold only to a limited number of institutional investors. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws. Investments in syndicated bank loans also involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

A Series may also invest in syndicated bank loans by purchasing participations. Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A Series will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with the purchase of participations, a Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Series may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Series will be subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Series may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale. The settlement process may take longer than seven days. Although syndicated bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what believes to be a fair price and in those instances a Series’ limitation on illiquid investments. In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Series’ ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained. Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions. Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid. Bank loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Series, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The amount of public information with respect to loans is generally less extensive than that available for other securities.

Refunded Securities. The Series may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called pre-refunded bonds). The proceeds from the new issue of bonds are typically collateralized by direct obligations of the US Government, or in some cases obligations guaranteed by the US Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These collateralized obligations are normally regarded as having the credit characteristics of the underlying US Government or US Government agency security. The Series also may purchase municipal securities that have been refunded prior to purchase. Refunded municipal securities are subject to interest rate risk. In addition, some refunded municipal securities may have limited liquidity.

Senior Loans. Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, and common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Series may also receive guarantees as a form of collateral. Senior loans may be structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.

Sometimes there may be two or more term loans and they may be secured by different collateral, and/or have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. The Series typically only in the term loan portions of senior loan structures, although they could invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Nevertheless, senior loans may still be subordinated to other obligations of a borrower.

Investment Strategies and Risks

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on senior loans, float (i.e., they change as market rates of interest change).

Although a base rate can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the total interest rate for its loan is permitted to change or reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. In addition, some loans have a floor that prevents interest rates for the loan from falling below the contractual floor rate even when the market falls below the contractual floor rate. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between a Series and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Series should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a Series would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Series could experience a decrease in its net asset value.

The Series in both primary and secondary markets with established broker-dealers in the over-the-counter (“OTC”) market.

For a description of floating rate securities see “Variable Rate and Floating Rate Notes.”

Options

The Series may purchase put and call options and engage in the writing of covered call options and secured put options. The Series may purchase or write options on securities, securities indices, and currencies. The Series will not engage in option writing strategies for speculative purposes. The Series intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The Series also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the US dollar value of foreign securities held by the Series and against increases in the US dollar cost of such securities to be acquired. Call options on foreign currency written by the Series will be covered, which means that the Series will own the underlying foreign currency. The Series may invest in options that are either exchange listed or traded over-the-counter. Options written by the Series will normally have expiration dates between one and nine months from the date written. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on th Series’ ability to effectively hedge its securities.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Series’ orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Series has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Series may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Series may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Series may expire without any value to the Series, in which case the Series would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Series has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, the Series may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Series may buy a put option on an underlying reference instrument owned by the Series (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Series, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Series may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. The Series will write call options on a covered basis only.

If the Series writes a covered call option, any underlying reference instruments that are held by the Series and subject to the call option will be earmarked on the books of the Series as segregated to satisfy its obligations under the option. The Series will be unable to sell the underlying reference instruments that are subject to the written call option until the Series either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Series gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Series to sell the underlying instrument at the exercise price. In that case, the Series will sell the underlying reference instrument to the option buyer for less than its market value, and the Series will experience a loss (which will be offset by the premium received by the Series as the writer of such option). If a call option expires unexercised, the Series will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Series will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Series has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Series, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Series will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Series expires unexercised, the Series will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if the Series wants to terminate its obligation, the Series may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the Series’ position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Series. Closing transactions allow the Series to terminate its positions in written and purchased options. The Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from

Investment Strategies and Risks

writing the original option (in the case of written options) or is more than the premium paid by the Series to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Series will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Series.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Series uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Series originally wrote the option. The Series may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. The Series’ options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Series may have difficulty effecting closing transactions in particular options. Therefore, the Series would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Series could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Series cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Series would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Series’ portfolio that is being hedged. In addition, the Series bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing the Series’ investments, the Series’ performance will be worse than if the Manager did not employ such strategies.

Repurchase Agreements

Under a repurchase agreement, the Series agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Series to earn a return on cash in the Series’ portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to the Series’ custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Series to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon the Series’ ability to sell the underlying securities and additional expenses in seeking to enforce the Series’ rights and recover any losses. The Series will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Series seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Series to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Series. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to the Series’ investment restriction on illiquid investments.

Delaware Funds by Macquarie® (each a “Delaware Fund” and collectively, “Delaware Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Funds jointly to invest cash balances. The Series may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

The Series may engage in “roll” transactions.

A “roll” transaction is the sale of securities together with a commitment, for which the Series may receive a fee, to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one third of each of their total assets. For each roll transaction, the Series will segregate assets as set forth in “Segregation of Assets.” Although these transactions will not be entered into for leveraging purposes, to the extent the Series’ aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series’ portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series’ aggregate commitments under these transactions increase, its leverage risk similarly increases.

Securities Lending

The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales (if permitted) or other security transactions.

The Series, along with funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; certain obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve the Series’ obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Series covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward foreign currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, the Series will consider its obligations involving such a financial instrument as “covered” when the Series (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Series’ exposures relating to the financial instrument, as determined on a daily basis. Dedicated Series compliance policies and

Investment Strategies and Risks

procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” the Series may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, the Series is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Series’ daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, the Series may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Series will have the ability to utilize these contracts to a greater extent than if the Series were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

The Series’ Asset Segregation Policies may require the Series to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Series to be able to segregate the required amount of assets. If segregated assets decline in value, the Series will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Series’ obligations under the financial instruments have been satisfied. In addition, the Series’ ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Series to segregate.

Short Sales

The Series may make short sales in an attempt to protect against market declines.

Typically, short sales are transactions in which the Series sells a security that the Series has borrowed, but that it does not own and, at the time a short sale is effected, the Series incurs an obligation to replace the security borrowed at whatever its price may be at the time the Series purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Series. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Series is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Series replaces a borrowed security in connection with a short sale, the Series will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The Series will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Series replaces the borrowed security; conversely, the Series will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Series may be required to pay in connection with a short sale.

In addition to the short sales discussed above, the Series also may make short sales “against the box,” a transaction in which the Series enters into a short sale of a security that the Series owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Series delivers the security to close the short position. The Series receives the net proceeds from the short sale. Because the Series already owns the security, it is not required to segregate cash and/or securities, although it is required to segregate the security in the amount sold short against the box.

The ability of the Series to effect short sales may be limited because of certain requirements the Series must satisfy to maintain its status as a regulated investment company.

Short-Term Debt Instruments and Temporary Investments

The Series may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting the Series’ investment objective and policies are not otherwise readily available for purchase. Each Series may invest the Series’ cash balance in US government securities and other short-term instruments. For temporary defensive purposes during periods when the Manager determines that conditions warrant, the Series may increase this percentage up to 100%. The Series may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's (S&P) or Moody’s Investors Service, Inc. (Moody's), or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers’ acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

US Government Securities. Examples of types of US government obligations in which the Series may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Series’ shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. The Series may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. The Series may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Series. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

Investment Strategies and Risks

Special Situations

The Series may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, investing in small-size companies, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the Series.

Structured Products

The Series may invest in structured products, including instruments such as credit-linked securities, which are potentially high-risk derivatives. Structured products (a type of potentially high-risk derivative) that the Series may invest in have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter “structured products”). Generally, a structured product will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively “underlying assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “benchmarks”). Thus, structured products may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured products can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Series may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a US dollar-denominated structured product whose redemption price is linked to the average 3-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Series could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Series the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the Series could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the structured products.

The risks of investing in structured products reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a structured product may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in US dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured product will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the structured product and that may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the construction of the particular structured product, changes in a benchmark may be magnified by the terms of the structured product and have an even more dramatic and substantial effect upon the value of the structured product. Also, the prices of the structured product and the benchmark or underlying asset may not move in the same direction or at the same time.

Structured products may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured products may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to make up the structured product. Leverage risk occurs when the structured product is organized so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured product, thereby magnifying the risk of loss as well as the potential for gain.

Structured products may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of structured products could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Series and the issuer of the structured product, the creditworthiness of the counterparty or issuer of the structured product would be an additional risk factor which the Series would have to consider and monitor. Structured products also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by US persons, the SEC, which regulates the offer and sale of securities by and to US persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of the Series. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Series’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivatives instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, the Series may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivatives instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Series would receive as an investor in the trust. The Series’ investments in these instruments are indirectly subject to the risks associated with derivatives instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Swaps

The Series may invest in interest rate and index (total return) swaps to the extent consistent with their respective investment objectives and strategies. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will monitor the ongoing creditworthiness of swap counterparties in order to seek to minimize the risk of swaps.

Unseasoned Companies

The Series may invest in relatively new or unseasoned companies.

US Government Securities

The Series may invest in US government securities.

US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like the Series would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Series. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable and Floating Rate Notes

The Series may invest in variable- and floating-rate demand notes.

When-Issued and Delayed-Delivery Securities

The Series may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. The Series will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Series enters into the commitment and no interest accrues to the Series until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Investment Strategies and Risks

Zero Coupon and Payment-In-Kind Bonds

The Series may invest in zero coupon bonds or payment-in-kind bonds.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date and, if the issuer defaults, the Series may obtain no return at all on its investment.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Series and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Series assets, customer data, or proprietary information, or cause the Series or Series service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on the Series and its shareholders. For example, if a cybersecurity incident results in a denial of service, Series shareholders could lose access to their electronic accounts and be unable to buy or sell Series shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Series, such as trading, NAV calculation, shareholder accounting or fulfillment of Series share purchases and redemptions. Cybersecurity incidents could cause the Series or Series service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Series or Series service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Series invests, counterparties with which the Series engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Series do not control the cybersecurity systems and plans of the issuers of securities in which the Series invest or the Series’ third party service providers or trading counterparties or any other service providers whose operations may affect the Series or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a series’ investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a series from executing advantageous investment decisions in a timely manner and could negatively impact the series’ ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a series.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a series of being adversely impacted if a series received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a series may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a series or the financial instruments in which the series invests cannot yet be determined.

Disclosure of Portfolio Holdings Information

The Series provides a complete list of its holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Series’ Semiannual and Annual Reports to shareholders and in the Series’ Form N-PORT. The Series files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-PORT (each quarter). Contract owners may view the Series’ Forms N-CSR and N-PORT on the Series’ website at delawarefunds.com/vip-literature and on the SEC’s website at sec.gov. Forms N-CSR and N-PORT may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202 550-8090.

The Series has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. This information is available publicly to any and all VIP Series investors free of charge by calling 800 523-1918.

The Series may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants and ratings and ranking organizations.

Other entities, including institutional investors and intermediaries that distribute the Series’ shares, are generally treated similarly and are not provided with the Series’ portfolio holdings in advance of when they are generally available to the public.

Third-party service providers and affiliated persons of the Series are provided with the Series’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Series and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. In accordance with the policy, certain third-party service providers receive nonpublic portfolio holdings information on an ongoing basis in order to perform their duties on behalf of the Series. They are: the Manager’s affiliates (Macquarie Investment Management Business Trust,

Disclosure of Portfolio Holdings Information

Delaware Investments Fund Services Company, and the Distributor), the Series’ independent registered public accounting firm, the Series’ custodian, the Series’ legal counsel, the Series’ financial printer (DG3), and the Series’ proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Series or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Series shares or in shares of the Series’ portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Series nor the Manager, nor sub-advisors, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Series’ Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer that, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of [July 31, 2020], the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of the Series.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	150

Global Head of Macquarie Investment Management[2] (January 2019‑Present); Head of Americas of Macquarie Group (December 2017‑Present); Deputy Global Head of Macquarie Investment Management (2017‑2019); Head of Macquarie Investment Management Americas (2015‑2017)

					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010‑ April 2015)
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	150	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993‑Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	150	Private Investor (March 2004‑Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	150	Chief Executive Officer, Private Wealth Management (2011‑2013) and Market Manager, New Jersey Private Bank (2005‑2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016‑December 2019) Director—Santander Bank, N.A. (December 2016‑ December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	150	Private Investor (April 2011‑Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004‑July 2014)

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	150	President — Drexel University (August 2010‑Present) President — Franklin & Marshall College (July 2002‑June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004‑Present)

Director — Drexel Morgan & Co. (2015‑December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017‑Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018‑Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020‑Present)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	150

Private Investor (January 2017‑Present)

Chief Executive Officer — Banco Itaú  International (April 2012‑December 2016)

Executive Advisor to Dean (August 2011‑March 2012) and Interim Dean (January 2011‑July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007‑December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011‑Present)

Director; Audit and Compensation Committee Member — Callon Petroleum Company (December 2019‑Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021‑September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018‑ December 2019)

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	150	Vice Chairman (2010‑April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013‑Present)

Director — HSBC USA Inc. (July 2014‑Present)

Director — HSBC Bank USA, National Association (July 2014‑March 2017)

Director — HSBC Finance Corporation (December 2013‑April 2018)

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	150	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009‑Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008‑Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013‑Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013‑October 2021), The Merger Fund VL (2013‑October 2021), WCM Alternatives: Event-Driven Fund (2013‑October 2021), and WCM Alternatives: Credit Event Fund (December 2017‑October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010‑2016)

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	150	Vice President and Treasurer (January 2006‑July 2012) Vice President — Mergers & Acquisitions (January 2003‑January 2006), and Vice President and Treasurer (July 1995‑January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009‑2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ Manager, principal underwriter, and transfer agent.

3

David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Series. Mr. Geatens serves as Senior Vice President, Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Series.

The following table shows each Trustee’s ownership of shares of the Series and of shares of all Delaware Funds as of December 31, 2020.

Name	Dollar Range of Equity Securities in the Series	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	$50,001-$100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Series	Pension or Retirement Benefits Accrued as Part of Series Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex*
Thomas L. Bennett (Chair)	$9,753	None	$455,000
Jerome D. Abernathy	$7,435	None	$347,000
Ann D. Borowiec	$7,025	None	$328,000
Joseph W. Chow	$6,640	None	$310,000
John A. Fry	$6,839	None	$319,000
Lucinda S. Landreth**	$6,640	None	$310,000
Frances A. Sevilla-Sacasa	$7,284	None	$340,000
Thomas K. Whitford	$7,695	None	$359,000
Christianna Wood	$7,435	None	$347,000
Janet L. Yeomans	$7,284	None	$340,000

*

Each Independent Trustee/Director receives: (i) an annual retainer fee of $240,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Funds family (77 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

**	Ms. Landreth, a former Trustee, received compensation from the Trust prior to her death on January 31, 2021.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience

Management of the Trust

and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Series management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Series officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of ten Trustees. Nine of the ten Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. The Audit Committee held four meetings and one telephonic meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; John A. Fry; and Janet L. Yeomans. The Nominating and Corporate Governance Committee held four meetings and one telephonic meeting during the Trust’s last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas ‑ Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of Macquarie Investment Management ‑ Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust’s Independent Trustees. The Committee of Independent Trustees held four meetings during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment

Management of the Trust

performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; and Christianna Wood. The Investments Committee held five meetings during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Series management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Series’ transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Series management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Series management raises other specific risk-management issues relating to the Series with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Series management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Series management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Series are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Series, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Series. If and when proxies need to be voted on behalf of the Series, the Manager and any Macquarie affiliates advising the Series (collectively, “Macquarie Investment Management”) will vote such proxies pursuant to Macquarie Investment Management’s (“MIM”) Proxy Voting Policies and Procedures (the “Procedures”). MIM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MIM’s proxy voting process for the Series. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goal of voting in the best interests of the Series.

In order to facilitate the actual process of voting proxies, MIM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Series and MIM’s other clients and provide MIM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the Series, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at

http://www.delawarefunds.com/proxy; and (ii) on the Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company’s management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM’s votes are cast in accordance with the recommendations of the company’s management. However, MIM may vote against management’s position when it runs counter to MIM’s specific Proxy Voting Guidelines (the “Guidelines”), and MIM will also vote against management’s recommendation when MIM believes such position is not in the best interests of the Series.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Series. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MIM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MIM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MIM’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MIM’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Series, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of September 30, 2021, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $184.5 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Series’ Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Series, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment

Investment Manager and Other Service Providers

Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Series shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Series	Management Fee (annual rate as a percentage of average daily net assets)
Delaware VIP Fund for Income Series	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on the next $1.5 billion 0.50% on assets in excess of $2.5 billion

During the last three fiscal years, the Series paid the following investment management fees to the Manager:

Series*	December 31, 2020	December 31, 2019	December 31, 2018
Delaware VIP Fund for Income Series	$626,560 paid $35,774 waived	$769,442 paid $31,884 waived	$781,651 paid $0 waived

*	Prior to the Reorganization, historical information is that of the Predecessor Series.

Sub-Advisors

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of September 30, 2021, MIM managed more than $372.0 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Series, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Series, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Series, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Series. During the Series’ last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the Sub-Advisory Agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Series’ shares under a Distribution Agreement dated May 15, 2003, as amended and restated January 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Series. See the Prospectuses for information on how to invest. Shares of the Series are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Series’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds. The Transfer Agent is paid a fee by the Series for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Series will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Series. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

The Series has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Series. For purposes of pricing, the Series will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Series. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Series or payment of redemptions. The proceeds of this investment program are used to offset the Series’ transfer agency expenses. Prior to May 4, 2020, Foresters Investor Services, Inc. (“FIS”), provided sub-transfer agency services to the Series.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Series. Those services include performing functions related to calculating the Series’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Series pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Series. Those services include overseeing the Series’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Series NAVs and performance data. For these services, the Series pays DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges.

During the fiscal years ended December 31, 2018, and 2019, the Predecessor Series to the Series paid combined investment management and administrative fees to their investment advisor. More information about the investment management fees paid by the Predecessor Series is available under “Investment Manager and Other Service Providers—Investment Manager.”

After the Reorganization, BNY Mellon provided fund accounting and financial administration services to the Series and DIFSC provided fund accounting and financial administration services to the Series. The Series paid for these services separately from the investment management fees paid to the Manager. For the periods shown below, the Series paid the following amounts to BNY Mellon for fund accounting and financial administration services:

Series	10/4/19 to 12/31/19	1/1/20 to 12/31/20
Delaware VIP Fund for Income Series	$11,123	$48,459

For the periods shown below, the Series paid the following amounts to DIFSC for fund accounting and financial administration services:

Series	10/4/19 to 12/31/19	1/1/20 to 12/31/20
Delaware VIP Fund for Income Series	$1,856	$7,295

Securities Lending Agent

The Board has approved the Series’ participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Series’ securities lending agent (“Securities Lending Agent”).

For the fiscal year ended December 31, 2020, the Series did not earn income or pay any fees and/or compensation pursuant to the Lending Agreement between the Trust with respect to the Series and the Securities Lending Agent.

Custodian

BNY Mellon is the custodian of the Series’ securities and cash. As custodian for the Series, BNY Mellon maintains a separate account or accounts for the Series; receives, holds, and releases portfolio securities on account of the Series; receives and disburses money on behalf of the Series; and collects and receives income and other payments and distributions on account of the Series’ portfolio securities. BNY Mellon also serves as the Series’ custodian for its investments in foreign securities.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Portfolio Managers

Delaware Management Company

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
John P. McCarthy Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	[11] [2] [4]	[$1.4 billion] [$448.6 million] [$1.0 billion]	[0] [0] [0]	[$0] [$0] [$0]
Adam H. Brown Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	[11] [3] [4]	[$1.4 billion] [$462.4 million] [$1.0 billion]	[0] [0] [0]	[$0] [$0] [$0]

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Series and the investment action for each such other fund or account and the Series may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Series. Additionally, the management of multiple funds or accounts and the Series may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Series. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

None of the accounts managed by the portfolio manager as set forth in the table above has performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage this account so as to enhance his or her performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Fixed Income Portfolio Managers. An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the funds’ Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within Macquarie Investment Management Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Series Shares

As of December 31, 2020, none of the portfolio managers owned shares of the Series they manage.

Trading Practices and Brokerage

The Manager selects broker/dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Series. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Series either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Series pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Series pays a minimal share transaction cost when the transaction presents no difficulty.

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Series’ Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Series paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as the Series is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to

Trading Practices and Brokerage

the Series and/or to other Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of the Series or other funds and not for the advantage of the Manager.

During the fiscal years ended December 31, 2018, 2019, and 2020, the brokerage commissions paid by the Series were as follows:

Commissions Paid Fiscal Year Ended December 31, 2018
Series*	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Delaware VIP Fund for Income Series	$0	$0	$0

*	Prior to the Reorganization, historical information is that of the Predecessor Series.

Commissions Paid Fiscal Year Ended December 31, 2019
Series*	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Delaware VIP Fund for Income Series	$0	$0	$0

*	Prior to the Reorganization, historical information is that of the Predecessor Series.

Commissions Paid Fiscal Year Ended December 31, 2020
Series*	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Delaware VIP Fund for Income Series	$0	$0	$0

*	Prior to the Reorganization, historical information is that of the Predecessor Series.

As of December 31, 2020, the Series did not hold securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Series expenses, such as custodian fees.

Capital Structure

The Trust currently has authorized, and allocated to the Series, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid and nonassessable. Shares do not have preemptive rights. All shares of the Series represent an undivided proportionate interest in the assets of the Series, and each share class has the same voting and other rights and preferences as the other classes of the Series, except that shares of the Standard Class may not vote on any matter affecting the Service Class Plan under Rule 12b-1. General expenses of the Series will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Service Class’s Rule 12b-1 Plan will be allocated solely to that class.

Prior to May 1, 2002, the Trust was known as the Delaware Premium Fund.

On July 19, 2019, the Series was established within the Trust.

Noncumulative Voting

The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

Plan under Rule 12b-1

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Service Class shares of the Series (the “Plan”). The Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class of shares to which the Plan applies. The Plan is designed to benefit the Trust and its shareholders and, ultimately the Trust’s beneficial contract owners.

The Plan permits the Trust, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Service Class shares or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

The maximum aggregate fee payable by the Trust under the Plan, and the Trust’s Distribution Agreement, on an annual basis, is 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers, and others for providing personal service and/or maintaining shareholder accounts).

While payments pursuant to the Plan currently may not exceed 0.30% annually with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Trust’s Independent Trustees, who may reduce the fees or terminate the Plan at any time.

All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plan and the Distribution Agreement, as amended, have been approved by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares, and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Service Class at any time without penalty by a majority of the Independent Trustees or by a majority vote of the Service Class’s outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Service Class’s outstanding voting securities, as well as by a majority vote of the Independent Trustees who are not “interested persons.” Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees, including a majority of the Trust’s Independent Trustees who have no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of the Trust’s Independent Trustees must be made by the Trust’s existing Independent Trustees who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board for its review.

Redeeming Shares

Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued pursuant to the Trust’s Valuation Procedures. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the Series’ NAV during any 90-day period for any one shareholder.

Determining Offering Price and Net Asset Value

The offering price of shares is the NAV per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.

The offering price and NAV for the Series are computed as of the close of regular trading on the NYSE, which is normally 4:00 pm, Eastern time, on days when the NYSE is open for business (“Business Day”). The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Series will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Series’ next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectuses.

Generally, trading in securities of European, Asian, and Far Eastern securities exchanges and on over-the-counter markets in these regions is completed substantially at various times prior to the close of business on each Business Day. In addition, European, Asian, or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in various foreign markets on days which are not Business Days and days on which the Series’ NAV is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For series that invest a significant portion of assets in foreign securities, “fair value” prices are provided by an independent fair value service (if available) and are intended to reflect more accurately the value of those securities at the time a series’ NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major US markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Series, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The NAV per share for each share class of the Series is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Series’ total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial MBS, and US government agency MBS, pricing vendors utilize matrix pricing, which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

All income earned and expenses incurred by the Series, will be borne on a pro rata basis by each outstanding share of the Series.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of the Series’ net investment income and net realized capital gains, if any, in the amount and at the times that will allow the Series to avoid incurring any material amounts of federal income or excise taxes.

Each Class of shares of the Series will share proportionately in the investment income and expenses of the Series, except that the Service Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Series at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Series. Because shares of the Series are sold, directly or indirectly, to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable contract.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Series and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Series selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local, and foreign taxes.

Taxation of the Series. The Series has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Series so qualifies, the Series will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Series must satisfy the following requirements:

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Distribution Requirement — the Series must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Series after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement — the Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Series must satisfy the following asset diversification test at the close of each quarter of the Series’ tax year: (1) at least 50% of the value of the Series’ assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Series has not invested more than 5% of the value of the Series’ total assets in securities of an issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Series’ total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Series controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Series for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Series’ ability to satisfy these requirements. See, “Tax Treatment of Series Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Series may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Series’ income and performance.

The Series may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Series uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Series shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Series’ allocation is improper and that the Series has under-distributed its income and gain for any taxable year, the Series may be

Distributions and Taxes

liable for federal income and/or excise tax. If, as a result of such adjustment, the Series fails to satisfy the Distribution Requirement, the Series will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Series’ income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Series will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Series may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Series as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers. The capital losses of the Series, if any, do not flow through to shareholders. Rather, the Series may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Series has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Series’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Series’ next taxable year, and the excess (if any) of the Series’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series’ next taxable year. Any such net capital losses of the Series that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Series in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Series. An ownership change generally results when shareholders owning 5% or more of the Series increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Series’ ability to offset capital gains with those losses. An increase in the amount of gains distributed to the Series’ shareholders could result from an ownership change. The Series undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another Series. Moreover, because of circumstances beyond the Series’ control, there can be no assurance that the Series will not experience, or has not already experienced, an ownership change. Additionally, if the Series engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Series of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Series, or vice versa, thereby reducing the tax benefits Series shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Series may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Series distributions for any calendar year (see, “Taxation of Series Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

(i)

any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)

the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed capital gains. The Series may retain or distribute to shareholders its net capital gain for each taxable year. The Series currently intends to distribute net capital gains. If the Series elects to retain its net capital gain, the Series will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Series elects to retain its net capital gain, it is expected that the Series also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Series on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Series must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Series intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Series having to pay an excise tax. However, in any calendar year in which the investment made by the Manager and its affiliates in the Series does not exceed $250,000, the Series may qualify for an exemption from the excise tax regardless of whether it has satisfied the foregoing distribution requirements. Series that do not qualify for this exemption intend to make sufficient distributions to avoid imposition of the excise tax.

Foreign income tax. Investment income received by the Series from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Series. The US has entered into tax treaties with many foreign countries that entitle the Series to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Series will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Series may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Series not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Series on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series’ assets to be invested in various countries is not known. Under certain circumstances, the Series may elect to pass-through foreign taxes paid by the Series to shareholders, although it reserves the right not to do so.

Special Rules Applicable to Variable Contracts. The Series intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. If the contract holder is considered the owner of the segregated asset account, income and gains produced by those securities would be included currently in the contract holder’s gross income. The Series intends to comply with these diversification requirements.

Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Series must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, and while each US government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political sub-divisions all will be considered the same issuer. Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Series. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if ‑

•
All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•
Public access to such investment company is available exclusively through the purchase of a variable contract.

As provided in their offering documents, all the beneficial interests in the Series is held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Series (and any corresponding regulated investment company such as a fund-of-funds that invests in the Series) is available solely through the purchase of a variable contract. Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Series is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract holder. Accordingly, a contract holder should not have an impermissible level of control over the Series’ investment in any particular asset so as to avoid the prohibition on investor control. If the contract holder is considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract holder’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract holder’s control of the investments of the segregated asset account may cause the contract holder, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.

The IRS may consider several factors in determining whether a contract holder has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the

Distributions and Taxes

segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Series and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Series reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.

Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Series. All investment decisions concerning the Series must be made by the portfolio managers in their sole and absolute discretion, and not by a contract holder. Furthermore, under the IRS pronouncements, a contract holder may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Series.

The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Series, and such guidance could affect the treatment of the Series, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described, or that the Series will not have to change its investment objectives or investment policies. The Series’ investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Series.

Taxation of Series Distributions. The Series anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of net investment income. The Series receives ordinary income generally in the form of dividends and/or interest on its investments. The Series may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Series, constitutes the Series’ net investment income from which dividends may be paid to the separate account. In the case of the Series whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “— Dividends-received deduction for corporations.”

Distributions of capital gains. The Series may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributed as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributed as long-term capital gain. Any net short-term or long-term capital gain realized by the Series (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series.

Returns of capital. Distributions by the Series that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Series shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Series shares. Return of capital distributions can occur for a number of reasons including, among others, the Series over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Series Transactions — Investments in US REITs” below).

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Series may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Series from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Pass-through of foreign tax credits. If more than 50% of the Series’ total assets at the end of a fiscal year is invested in foreign securities, the Series may elect to pass through to its shareholder their pro rata share of foreign taxes paid by the Series. If this election is made, the Series may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their US federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Series due to certain limitations that may apply. The Series reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Series. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Series Transactions — Securities lending” below.

Tax credit bonds. If the Series holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Series may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Series. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Series is eligible to pass through tax credits to shareholders, the Series may choose not to do so.

Consent dividends. The Series may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Series to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Series.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Series’ shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Series Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Series.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and

Distributions and Taxes

the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT’s cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Series Transactions — Investment in taxable mortgage pools (excess inclusion income)” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Series — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a US REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Series.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Series investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Distributions and Taxes

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Series.

Tax Consequences To Contract Holders. Since shareholders of the Series will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable variable contract.

Performance Information

To obtain the Series’ most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/vip-performance.

Performance quotations represent the Series’ past performance and should not be considered as representative of future results. The Series will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

[___________], which is located at [_______], serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Series’ Annual Reports. The Series’ Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of [___], for the fiscal year ended December 31, 2020, are included in the Predecessor Series’ Annual Reports to shareholders. [The financial statements and Financial Highlights, and the notes relating thereto are incorporated by reference from the Semi-Annual Reports into this SAI.] The financial statements and Financial Highlights, the notes relating thereto and the reports of [___] listed above are incorporated by reference from the Annual Reports into this SAI.

Principal Holders

The Series’ classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Shareholders (i.e., the insurance company separate accounts) will exercise voting rights attributable to shares they own in accordance with voting instructions received by owners of the contracts issued by the insurance companies. To this extent, shareholders do not exercise control over the Trust by virtue of the voting rights from their ownership of Trust shares. Moreover, to the extent that contract holders do not provide voting instructions to a shareholder, the shareholder will generally vote such contract holders’ shares in the same proportion as the votes received from other contract holders (so called “echo voting”). The effect of this proportional voting is that a small number of contract holders may determine the outcome of a vote.

A single shareholder may hold, either directly or indirectly, a 25% or more of the shares of the Series (or a class of the Series) and is therefore considered a “control person” of the Series (or class of the Series) for purposes of the 1940 Act. As a control person, such shareholder may possess the ability to control the outcome of matters submitted to the vote of the shareholders.

On or after the date of this SAI, the Series' Service Class shares commenced operations so there were no principal holders of the Service Class shares as of the date of this SAI.

Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody’s Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody’s Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Appendix A — Description of Ratings

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PART C
(Delaware VIP® Trust)
File Nos. 033-14363/811-05162
Post-Effective Amendment No. 92

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Executed Amended and Restated Agreement and Declaration of Trust (August 22, 2002) of Delaware VIP Trust (formerly, Delaware Group Premium Fund) incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

			(i)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 46 filed April 27, 2007.

			(ii)	Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 51 filed July 8, 2009.

			(iii)	Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 12, 2010.

			(iv)	Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 66 filed April 28, 2016.

		(2)	Executed Certificate of Trust (December 17, 1998) (formerly, Delaware Group Premium Fund) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

			(i)	Executed Certificate of Amendment (November 26, 2002) to the Certificate of Trust incorporated into this filing by reference to Post-Effective Amendment No. 64 filed April 30, 2015.

			(ii)	Executed Certificate of Amendment (December 3, 2003) to the Certificate of Trust incorporated into this filing by reference to Post-Effective Amendment No. 64 filed April 30, 2015.

	(b)	By-Laws. Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed April 28, 2016.

	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).

	(d)	Investment Advisory Contracts.

		(1)	Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 12, 2010.

			(i)	Executed Amendment No. 6 (April 7, 2021) to Exhibit A of the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 91 filed April 29, 2021.

	(2)	Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 83 filed April 29, 2020.

(i) Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 83 filed April 29, 2020.

	(3)	Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 83 filed April 29, 2020.

(i) Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 83 filed April 29, 2020.

	(4)	Executed Sub-Advisory Agreement (July 19, 2019) between Smith Asset Management Group, LP and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware VIP Growth Equity Series incorporated into this filing by reference to Post-Effective Amendment No. 81 filed October 4, 2019.

	(5)	Executed Amended and Restated Sub-Advisory Agreement (January 29, 2021) between Macquarie Investment Management Austria Kapitalanlage AG and Delaware Management Company incorporated into this filing by reference to Post-Effective Amendment No. 91 filed April 29, 2021.

	(6)	Executed Investment Advisory Expense Limitation Letter (April 26, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant, on behalf of Delaware VIP Emerging Markets Series, incorporated into this filing by reference to Post-Effective Amendment No. 91 filed April 29, 2021.

	(7)	Executed Investment Advisory Expense Limitation Letter (April 26, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant, on behalf of Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Growth Equity Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Investment Grade Series and Delaware VIP Fund for Income Series, incorporated into this filing by reference to Post-Effective Amendment No. 91 filed April 29, 2021.

(e)	Underwriting Contracts.

	(1)	Distribution Agreements.

(i) Executed Amended and Restated Distribution Agreement (January 4, 2010) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 58 filed April 27, 2012.

(ii) Executed Amendment No. 5 (April 7, 2021) to Schedule I to the Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 91 filed April 29, 2021.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

	(1)	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 48 filed February 13, 2009.

		(i)	Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 64 filed April 30, 2015.

		(ii)	Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 73 filed April 27, 2018.

	(2)	Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 47 filed April 15, 2008.

		(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed April 15, 2011.

		(ii)	Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 55 filed April 29, 2010.

(h)	Other Material Contracts.

	(1)	Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant (formerly, Delaware Group Premium Fund) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

		(i)	Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 42 filed March 1, 2005.

		(ii)	Executed Amendment No. 5 (April 7, 2021) to Schedule A to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No.91 filed April 29, 2021.

		(iii)	Executed Amended and Restated Schedule B (July 1, 2018) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 76 filed April 30, 2019.

		(iv)	Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 64 filed April 30, 2015.

	(2)	Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed April 30, 2014.

		(i)	Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 73 filed April 27, 2018.

	(3)	Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed April 30, 2014.

(i) Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 64 filed April 30, 2015.

(ii) Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 73 filed April 27, 2018.

(i)	Legal Opinion.

	(1)	Opinion and Consent of Counsel (May 14, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

	(2)	Opinion and Consent of Counsel (July 19, 2019) with respect Delaware VIP Fund for Income Series, Delaware VIP Growth Equity Series, Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series incorporated into this filing by reference to Post-Effective Amendment No. 79 filed July 19, 2019.

	(3)	Opinion and Consent of Counsel (September 18, 2020) with respect to Service Class shares of Delaware VIP International Series incorporated into this filing by reference to Post-Effective Amendment No. 90 filed September 18, 2020.

	(4)	Opinion and Consent of Counsel with respect to Service class shares of Delaware VIP Fund for Income Series to be filed by amendment.

(j)	Other Opinions. Not applicable.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan.

	(1)	Plan under Rule 12b-1 for Service Class (April 19, 2001) (formerly, Delaware Group Premium Fund) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed April 27, 2012.

(n)	Rule 18f-3 Plan.

	(1)	Multiple Class Plan Pursuant to Rule 18f-3 (May 1, 2002) incorporated into this filing by reference to Post-Effective Amendment No. 64 filed April 30, 2015.

(o)	Reserved.

(p)	Codes of Ethics.

	(1)	Code of Ethics for Macquarie Investment Management, Delaware Funds® by Macquarie and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 91 filed April 29, 2021.

	(2)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (June 2021) attached as Exhibit No. EX-99.p.2.

	(3)	Code of Ethics for Macquarie Investment Management Europe Limited (March 2021) attached as Exhibit No. EX-99.p.3.

	(4)	Code of Ethics for Macquarie Investment Management Global Limited (February 18, 2021) attached as Exhibit No. EX-99.p.4.

(5) Code of Ethics for Macquarie Funds Management Hong Kong Limited (February 2016) incorporated into this filing by reference to Post-Effective Amendment No. 81 filed October 4, 2019.

(6) Code of Ethics for Smith Asset Management Group, L.P. (August 2018) incorporated into this filing by reference to Post-Effective Amendment No. 81 filed October 4, 2019.

(q) Other.

(1) Powers of Attorney (August 20, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed April 28, 2016.

(2) Power of Attorney for Jerome D. Abernathy (December 19, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 75 filed April 18, 2019.

(3) Power of Attorney for Christianna Wood (December 18, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 75 filed April 18, 2019.

Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.

Item 30.	Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 46 filed April 27, 2007. Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed April 28, 2016.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds® by Macquarie (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Enhanced Global Dividend and Income Fund, Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, and Delaware Ivy High Income Opportunities Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the Trust’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
Shawn Lytle	President since June 2015	President/Chief	Mr. Lytle has served in various
		Executive	executive capacities within
		Officer/Trustee since	Macquarie Asset Management
June 2015
John Leonard	Executive Vice	Executive Vice	Mr. Leonard has served in
	President/Global Head of	President/Global Head	various executive capacities
	Equities/Executive	of Equities	within Macquarie Asset
	Director		Management
Brett Lewthwaite	Executive Vice	Executive Vice	Mr. Lewthwaite has served in
	President/Chief Investment	President/Head of	various executive capacities
	Officer/Global Head of	Fixed Income	within Macquarie Investment
	Fixed Income		Management
David F. Connor	Senior Vice	Senior Vice	Mr. Connor has served in
	President/General	President/General	various executive capacities
	Counsel/Secretary/Division	Counsel/Secretary	within Macquarie Investment
	Director		Management

Senior Vice President/General
Counsel/Secretary – Optimum
Fund Trust
Brian L. Murray, Jr.	Senior Vice President/	Senior Vice President/	Mr. Murray has served in
	Global Chief Compliance	Chief Compliance	various capacities within
	Officer/Division Director	Officer	Macquarie Investment
Management

Senior Vice President/Global
Chief Compliance Officer –
Optimum Fund Trust
Richard Salus	Senior Vice	Senior Vice President/	Mr. Salus has served in various
	President/Global Head of	Chief Financial Officer	capacities within Macquarie
	Fund Services/Division		Investment Management
Director
Alexander Alston	Senior Vice President/Co-	Senior Vice	Mr. Alston has served in
	Head of Private	President/Co-Head of	various capacities within
	Placements/Division	Private Placements	Macquarie Investment
	Director		Management
Christopher S. Beck	Senior Vice President/	Senior Vice President/	Mr. Beck has served in various
	Chief Investment Officer—	Chief Investment	capacities within Macquarie
	Small /Mid-Cap Value	Officer—Small/Mid-	Investment Management
	Equity/Executive Director	Cap Value Equity
Erik R. Becker	Senior Vice President	Senior Vice President	Mr. Becker has served in
various capacities within
Macquarie Investment
Management

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
Mark G. Beischel	Senior Vice President	Senior Vice President	Mr. Beischel has served in
various capacities within
Macquarie Investment
Management
David Brenner	Senior Vice	Senior Vice	Mr. Brenner has served in
	President/Chief	President/Chief of Staff	various capacities within
	Administration		Macquarie Investment
	Officer/Chief of Staff		Management
Macquarie
Investment/Division
Director
Adam H. Brown	Senior Vice	Senior Vice President/	Mr. Brown has served in
	President/Senior Portfolio	/Co-Head of High Yield	various capacities within
	Manager/Co-Head of High		Macquarie Investment
	Yield/Division Director		Management
Stephen J. Busch	Senior Vice President/	Senior Vice President/	Mr. Busch has served in
	Head of Separately	Head of Separately	various capacities within
	Managed Account	Managed Account	Macquarie Investment
	Operations and Fund	Operations and Fund	Management
	Oversight/Global Head of	Oversight Global Head
	Fund Services and US	of Fund Services and
	Separate Managed Account	US Separate Managed
	Operations	Account Operations
Nathan A. Brown	Senior Vice President	Senior Vice President	Mr. Brown has served in
various capacities within
Macquarie Investment
Management
F. Chace Brundige	Senior Vice President	Senior Vice President	Mr. Brundige has served in
various capacities within
Macquarie Investment
Management
Michael F. Capuzzi	Senior Vice President/	Senior Vice President/	Mr. Capuzzi has served in
	Head of Investment	US Chief Operations	various capacities within
	Operations/US Chief	Officer	Macquarie Investment
	Operating Officer/Division		Management
Director
Liu-Er Chen	Senior Vice President/	Senior Vice President/	Mr. Chen has served in various
	Chief Investment Officer,	Chief Investment	capacities within Macquarie
	Emerging Markets and	Officer, Emerging	Investment Management
	Healthcare/Division	Markets and Healthcare
Director
Michael J. Daley	Senior Vice	Senior Vice	Mr. Daley has served in various
	President/Treasurer	President/Treasurer	capacities within Macquarie
Investment Management

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
Craig C. Dembek	Senior Vice President/	Senior Vice President/	Mr. Dembek has served in
	Head of Credit Research	Head of Credit	various capacities within
		Research	Macquarie Investment
Management
Joseph Devine	Senior Vice President/	Senior Vice President/	Mr. Devine has served in
	Chief Investment Officer,	Chief Investment	various capacities within
	Global Ex-US	Officer, Global Ex-US	Macquarie Investment
	Equities/Division Director	Equities	Management
Michael E. Dresnin	Senior Vice	Senior Vice	Mr. Dresnin has served in
	President/Associate	President/Associate	various capacities within
	General Counsel/Assistant	General	Macquarie Investment
	Secretary/Division	Counsel/Assistant	Management
	Director	Secretary/Division
Director
W. Alexander Ely	Senior Vice President/	Senior Vice President/	Mr. Ely has served in various
	Chief Investment Officer,	Chief Investment	capacities within Macquarie
	Small/Mid-Cap Growth	Officer, Small/Mid-Cap	Investment Management
	Equity/Division Director	Growth Equity
Brad Frishberg	Senior Vice President/	None	Mr. Frishberg has served in
	Chief Investment Officer,		various capacities within
	Global Listed		Macquarie Investment
	Infrastructure/Division		Management
Director
Gregory Gizzi	Senior Vice President/	Senior Vice President/	Mr. Gizzi has served in various
	Head of Municipal	Head of Municipal	capacities within Macquarie
	Bonds/Division Director	Bonds	Investment Management
Daniel V. Geatens	Senior Vice	Senior Vice	Mr. Geatens has served in
	President/Head of US Fund	President/Head of US	various capacities within
	Administration/Division	Fund	Macquarie Investment
	Director	Administration/Division	Management
Director

Senior Vice President,
Treasurer and Chief Financial
Officer – Optimum Fund Trust
Bradley P. Halverson	Senior Vice President	Senior Vice President	Mr. Halverson has served in
various capacities within
Macquarie Investment
Management
Derek L. Hamilton	Senior Vice President	Senior Vice President	Mr. Hamilton has served in
various capacities within
Macquarie Investment
Management
J. David Hillmeyer	Senior Vice	Senior Vice	Mr. Hillmeyer has served in
	President/Senior Portfolio	President/Head of	various capacities within
	Manager/Head of Global	Global and Multi-Asset	Macquarie Investment
	and Multi-Asset	Credit	Management
Credit/Division Director

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
James L. Hinkley	Senior Vice President/	None	Mr. Hinkley has served in
	Head of Global Product		various capacities within
	Development/Head of		Macquarie Investment
	Special Projects		Management
Jerel A. Hopkins	Senior Vice	Senior Vice	Mr. Hopkins has served in
	President/Associate	President/Associate	various capacities within
	General Counsel/Assistant	General	Macquarie Investment
	Secretary/Division	Counsel/Assistant	Management
	Director	Secretary/Division
Director
Kashif Ishaq	Senior Vice	Senior Vice	Mr. Ishaq has served in various
	President/Head of	President/Head of	capacities within Macquarie
	Investment Grade	Credit Trading	Investment Management
Corporate Bond Trading,
Portfolio
Manager/Division Director
Bradley M. Klapmeyer	Senior Vice President	Senior Vice President	Mr. Klapmeyer has served in
various capacities within
Macquarie Investment
Management
Michael Kopfler	Senior Vice	Senior Vice	Mr. Kopfler has served in
	President/Head of Equity	President/Head of	various capacities within
	Trading/Division Director	Equity	Macquarie Investment
		Trading/Division	Management
Director
Alexander Kozhemiakin	Senior Vice	Senior Vice	Mr. Kozhemiakin has served in
	President/Head of	President/Head of	various capacities within
	Emerging Markets	Emerging Markets Debt	Macquarie Investment
	Debt/Division Director		Management
Frank G. LaTorraca	Senior Vice President/Co-	Senior Vice	Mr. LaTorraca has served in
	Head of Private	President/Co-Head of	various capacities within
	Placements/Division	Private Placements	Macquarie Investment
	Director		Management
Nik Lalvani	Senior Vice President/	Senior Vice President/	Mr. Lalvani has served in
	Chief Investment Officer –	Chief Investment	various capacities within
	Large Cap Value/Division	Officer – Large Cap	Macquarie Investment
	Director	Value	Management
Stefan Loewenthal	Senior Vice President/	Senior Vice President/	Mr. Lowenthal has served in
	Chief Investment Officer –	Chief Investment	various capacities within
	Global Multi Asset	Officer – Global Multi	Macquarie Investment
	Team/Division Director	Asset Team	Management

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
Daniela Mardarovici	Senior Vice President/Co-	Senior Vice	Ms. Mardarovici has served in
	Head of High	President/Co-Head of	various capacities within
	Yield/Division Director	High Yield	Macquarie Investment
Management
John P. McCarthy	Senior Vice	Senior Vice	Mr. McCarthy has served in
	President/Senior Portfolio	President/Senior	various capacities within
	Manager/Co-Head of High	Portfolio Manager/Co-	Macquarie Investment
	Yield/Division Director	Head of High Yield	Management
Kenneth G. McQuade	Senior Vice President	Senior Vice President	Mr. McQuade has served in
various capacities within
Macquarie Investment
Management
Carleen Michalski	Senior Vice President/	Senior Vice President/	Ms. Michalski has served in
	Head of Global Product	Head of Global Product	various capacities within
	Development/Associate	Development	Macquarie Investment
	Director		Management
Timothy J. Miller	Senior Vice President	Senior Vice President	Mr. Miller has served in
various capacities within
Macquarie Investment
Management
Francis X. Morris	Senior Vice	Senior Vice	Mr. Morris has served in
	President/Chief Investment	President/Chief	various capacities within
	Officer, Core	Investment Officer,	Macquarie Investment
	Equity/Executive Director	Core Equity	Management
Susan L. Natalini	Senior Vice	Senior Vice	Ms. Natalini has served in
	President/Chief Operations	President/Chief	various capacities within
	Officer – Equity and Fixed	Operations Officer –	Macquarie Investment
	Income	Equity and Fixed	Management
	Investments/Division	Income Investments
Director
Matthew T. Norris	Senior Vice President	Senior Vice President	Mr. Norris has served in
various capacities within
Macquarie Investment
Management
Philip O. Obazee	Senior Vice	Senior Vice	Mr. Obazee has served in
	President/Head of	President/Head of	various capacities within
	Derivatives/Division	Derivatives	Macquarie Investment
	Director		Management
Terrance M. O’Brien	Senior Vice President/US	Senior Vice	Mr. O’Brien has served in
	Head of Quantitative and	President/US Head of	various capacities with
	Markets Research/Division	Quantitative and	Macquarie Investment
	Director	Markets Research	Management
Mansur Z. Rasul	Senior Vice	Senior Vice	Mr. Rasul has served in various
	President/Senior Portfolio	President/Senior	capacities with Macquarie
	Manager/Associate	Portfolio Manager	Investment Management
Director

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
Daniel G. Scherman	Senior Vice President	Senior Vice President	Mr. Scherman has served in
various capacities within
Macquarie Investment
Management
Gilbert C. Scott	Senior Vice President	Senior Vice President	Mr. Scott has served in various
capacities within Macquarie
Investment Management
Kimberly A. Scott	Senior Vice President	Senior Vice President	Ms. Scott has served in various
capacities within Macquarie
Investment Management
Zachary H. Shafran	Senior Vice President	Senior Vice President	Mr. Shafran has served in
various capacities within
Macquarie Investment
Management
Neil Siegel	Senior Vice	Senior Vice	Mr. Siegel has served in
	President/Chief Marketing	President/Global Head	various capacities with
	and Product Officer/Global	of Marketing and	Macquarie Investment
	Head of Marketing and	Product	Management
Product/Executive Director
William Speacht	Senior Vice	Senior Vice	Mr. Speacht has served in
	President/Deputy Chief	President/Deputy Chief	various capacities within
	Compliance	Compliance	Macquarie Investment
	Officer/Division Director	Officer/Division	Management
Director
John C. Van Roden III	Senior Vice President/	Senior Vice President/	Mr. Van Roden has served in
	Head of Municipal Trading	Head of Municipal	various capacities within
		Trading	Macquarie Investment
Management
Kathryn R. Williams	Senior Vice	Senior Vice	Ms. Williams has served in
	President/Deputy General	President/Deputy	various capacities within
	Counsel/Assistant	General	Macquarie Investment
	Secretary/Division	Counsel/Assistant	Management
	Director	Secretary
Gustaf C. Zinn	Senior Vice President	Senior Vice President	Mr. Zinn has served in various
capacities within Macquarie
Investment Management
Gary T. Abrams	Vice President/Head of	Vice President/Head of	Mr. Abrams has served in
	International Equity	International Equity	various capacities within
	Trading	Trading	Macquarie Investment
Management
Douglas R. Briggs	Vice President	Vice President	Mr. Briggs has served in
various capacities within
Macquarie Investment
Management

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
Sally J. Burk	Vice President	Vice President	Mr. Burk has served in various
capacities within Macquarie
Investment Management
Jamie Chiarieri	Vice President/Senior	None	Mr. Chiarieri has served in
	Private Placements		various capacities within
	Analyst/Senior Manager		Macquarie Investment
Management
Anthony G. Ciavarelli	Vice President/Associate	Vice	Mr. Ciavarelli has served in
	General Counsel/Assistant	President/Associate	various capacities within
	Secretary/Associate	General	Macquarie Investment
	Director	Counsel/Assistant	Management
Secretary
Kishor K. Daga	Vice President/Institutional	Vice President/	Mr. Daga has served in various
	Account	Associate Director of	capacities within Macquarie
	Services/Associate	US Portfolio	Investment Management
	Director of US Portfolio	Administration
Administration/Associate
Director
Euclyn A. Denton	Vice President/Senior	Vice	Mr. Denton has served in
	Manager of US Fund	President/Financial	various capacities within
	Administration	Administration	Macquarie Investment
Management
Joel A. Ettinger	Vice	Vice President/Taxation	Mr. Ettinger has served in
	President/Taxation/Associate		various capacities within
	Director		Macquarie Investment
Management
Benjamin J. Esty	Vice President	Vice President	Mr. Esty has served in various
capacities within Macquarie
Investment Management
William J. Fink	Vice President/ Deputy	None	Mr. Fink has served in various
	Chief Compliance		capacities within Macquarie
	Officer/Senior Manager		Investment Management
Joseph A. Fiorilla	Vice President/Trading	Vice President/Head of	Mr. Fiorilla has served in
	Operations/Associate	US Trading Operations	various capacities within
	Director		Macquarie Investment
Management
Stephen Hoban	Vice	None	Mr. Hoban has served in
	President/Controller/Chief		various capacities within
	Financial		Macquarie Investment
	Officer/Treasurer/		Management
Associate Director
Tom Jacobs, Jr.	Vice President	Vice President	Mr. Jacobs has served in
various capacities within
Macquarie Investment
Management

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
Earthen Johnson	Vice President/Associate	Vice	Ms. Johnson has served in
	General Counsel/Assistant	President/Associate	various capacities within
	Secretary/Associate	General	Macquarie Investment
	Director	Counsel/Assistant	Management
Secretary/Associate
Director
Joseph W. Kauten	Vice President	Vice President	Mr. Kauten has served in
various capacities within
Macquarie Investment
Management
Francis Magee	Vice President/Senior	Vice	Mr. Magee has served in
	Manager, US Fund	President/Financial	various capacities within
	Administration	Administration	Macquarie Investment
Management
Michael Q. Mahoney	Vice President/ Fund	Vice President/Head of	Mr. Mahoney has served in
	Administration/Head of US	US Service Provider	various capacities within
	Service Provider	Management	Macquarie Investment
	Manager/Associate		Management
Director
Andrew McEvoy	Vice President/Trade	Vice	Mr. McEvoy has served in
	Settlements/Associate	President/Associate	various capacities within
	Director of US Transaction	Director of US	Macquarie Investment
	Management	Transaction	Management
Management
Peter T. Pan	Vice President/Head of US	Vice President/Head of	Mr. Pan has served in various
	SMA Trading/Associate	US SMA Trading	capacities within Macquarie
	Director		Investment Management
John J. Richie	Vice President	Vice President	Mr. Richie has served in
various capacities within
Macquarie Investment
Management
Ricardo Rodriguez	Vice President	Vice President	Mr. Rodriguez has served in
various capacities within
Macquarie Investment
Management
Sabrina K. Saxer	Vice President	Vice President	Ms. Saxer has served in various
capacities within Macquarie
Investment Management
Jennifer Shields	Vice President/Associate	Vice	Ms. Shields has served in
	General Counsel/Assistant	President/Associate	various capacities within
	Secretary/Associate	General	Macquarie Investment
	Director	Counsel/Assistant	Management
Secretary
Mira Stevovich	Vice President	Vice President	Ms. Stevovich has served in
various capacities within
Macquarie Investment
Management

Name and
Principal	Positions and Offices with	Positions and Offices	Other Positions and Offices
Business Address	Manager	with Registrant	Held
Kelly Vaughan	Vice President/MIM	None	Ms. Vaughan has served in
	Americas Client Service		various capacities within
	Manager/Senior Manager		Macquarie Investment
Management
Emilia P. Wang	Vice President/Associate	Vice	Ms. Wang has served in various
	General Counsel/Assistant	President/Associate	capacities within Macquarie
	Secretary/Associate	General	Investment Management
	Director	Counsel/Assistant
Secretary
Lauren Weintraub	Vice President/Equity	None	Ms. Weintraub has served in
	Trader/Senior Manager		various capacities within
Macquarie Investment
Management
Michael T. Wolverton	Vice President	Vice President	Mr. Wolverton has served in
various capacities within
Macquarie Investment
Management
Michael A. Yeager	Vice President	Vice President	Mr. Yeager has served in
various capacities within
Macquarie Investment
Management
Aaron D. Young	Vice President	Vice President	Mr. Young has served in
various capacities within
Macquarie Investment
Management
Joseph Zalewski	Vice President/Senior	None	Mr. Zalewski has served in
	Credit Analyst-Distressed		various capacities within
	Debt/Associate Director		Macquarie Investment
Management
Sandy Lenoir	Anti-Money Laundering	Anti-Money	Mr. Lenoir has served in
	Officer/Division Director	Laundering Officer	various capacities within
Macquarie Investment
Management

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, serves as a sub-adviser to Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP International Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series and Delaware VIP Total Return Series. MFMHK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MFMHKL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-76257) is incorporated into this filing by reference.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria serves as a sub-adviser to Delaware VIP Fund for Income Series, Delaware VIP Investment Grade Series, Delaware VIP Limited Duration Bond Series and Delaware VIP Total Return Series. MIMAK is an affiliate of the Manager and a part of MIM. Information on the directors and officers of MIMAK set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-113118) is incorporated into this filing by reference.

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, serves as a sub-adviser to Delaware VIP Fund for Income Series, Delaware VIP Investment Grade Series, Delaware VIP Limited Duration Bond Series and Delaware VIP Total Return Series. MIMEL is an affiliate of the Manager and a part of MIM. Information on the directors and officers of MIMEL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-111954) is incorporated into this filing by reference.

Macquarie Investment Management Global Limited (MIMGL), located at located at 50 Martin Place, Sydney, Australia, serves as a sub-adviser to Delaware VIP Equity Income Series, Delaware VIP Fund for Income Series, Delaware VIP Growth and Income Series, Delaware VIP International Series, Delaware VIP Investment Grade Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, Delaware VIP Total Return Series. MIMGL is an affiliate of the Manager and a part of MIM. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

Smith Asset Management Group, L.P. (Smith) serves as the investment sub-advisor of Delaware VIP Growth Equity Series. Smith is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. Information on the members and officers of Smith set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-50835) is incorporated into this filing by reference.

Item 32.	Principal Underwriters.

(a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds® by Macquarie and the Optimum Fund Trust.

(b) Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business	Positions and Offices with	Positions and Offices with Registrant
Address	Underwriter
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments	Limited Partner	None
Distribution Partner, Inc.
Brett D. Wright	President/ Head of Client Solutions	None
Group Americas/Executive Director
David Brenner	Senior Vice President/Chief of Staff-	Senior Vice President/Chief of Staff
Macquarie Investment Management
David F. Connor	Senior Vice President/General	Senior Vice President/ General
	Counsel/Secretary/Division Director	Counsel/Secretary

Name and Principal Business	Positions and Offices with	Positions and Offices with Registrant
Address	Underwriter
Michael E. Dresnin	Senior Vice President/Associate General	Senior Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Jamie Fox	Senior Vice President/ Divisional Sales	None
Manager, CSG Americas/Division
Director
Daniel V. Geatens	Senior Vice President/Head of US Fund	Senior Vice President/Head of US Fund
	Administration/Division Director	Administration/Division Director
Jerel A. Hopkins	Senior Vice President/Associate General	Senior Vice President/Associate General
	Counsel/Assistant Secretary/Division	Counsel/Assistant Secretary/Division
	Director	Director
Rachel Jacobs	Senior Vice President/Head of	Senior Vice President/Head of
	Intermediary Distribution, CSG	Intermediary Distribution, CSG
	Americas/Executive Director	Americas/Executive Director
Eric S. Kleppe	Senior Vice President/Institutional	None
Client Services/ Head of Institutional
Relationship Management, CSG
Americas/Associate Director
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance	Senior Vice President/Chief Compliance
	Officer/Division Director	Officer
Susan L. Natalini	Senior Vice President/ Chief Operating	Senior Vice President/Chief Operations
	Officer Equity and Fixed	Officer – Equity and Fixed Income
	Income/Division Director	Investments
Richard Salus	Senior Vice President/ Global Head of	Senior Vice President/Chief Financial
	Fund Services/Division Director	Officer
Neil Siegel	Senior Vice President/Global Head of	Senior Vice President/Chief Marketing
	Marketing and Product/Executive	and Product Officer
Director
William Speacht	Senior Vice President/Deputy Chief	Senior Vice President/Deputy Chief
	Compliance Officer/Division Director	Compliance Officer/Division Director
Kathryn R. Williams	Senior Vice President/DeputyGeneral	Senior Vice President/Associate General
	Counsel/Assistant Secretary/Division	Counsel/Assistant Secretary
Director
Christopher J. Calhoun	Vice President/ Head of US Fund	None
Intermediary Services/Associate
Director
Anthony G. Ciavarelli	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary/ Associate	Counsel/Assistant Secretary
Director
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Robert T. Haenn	Vice President/Channel Head-Strategic	None
Relationship, CSG Americas/Associate
Director

Name and Principal Business	Positions and Offices with	Positions and Offices with Registrant
Address	Underwriter
Stephen Hoban	Vice President/Controller/Chief	None
Financial Officer/Treasurer/ Associate
Director
Earthen Johnson	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary/Associate	Counsel/Assistant Secretary
Director
Michael Q. Mahoney	Vice President/Head of US Provider	Vice President/Head of US Service
	Management/Associate Director	Provider Management
Konstantine C. Mylonas	Vice President/Senior Relationship	None
Manager, CSG Americas/Associate
Director
Stephen R. Shamet	Vice President/Channel Head-Strategic	None
Relationship, CSG Americas/Associate
Director
Jennifer Shields	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary/Associate	Counsel/Assistant Secretary
Director
Barry J. Slawter	Vice President/Retail Marketing &	None
Content Strategy/Senior Manager
Emilia P. Wang	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary/Associate	Counsel/Assistant Secretary
Director
Antoinette C. Robbins	Senior Compliance Officer	None
Sandy Lenoir	Anti-Money Laundering	Anti-Money Laundering Officer
Officer/Division Director

(c) Not applicable.

Item 33.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.

Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 9th day of December, 2021.

DELAWARE VIP TRUST

By:	/s/ Shawn K. Lytle
Shawn K. Lytle
President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
/s/ Shawn K. Lytle		President/Chief Executive Officer	December 9, 2021
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	December 9, 2021
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	December 9, 2021
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	December 9, 2021
Ann D. Borowiec

Joseph W. Chow	*	Trustee	December 9, 2021
Joseph W. Chow

John A. Fry	*	Trustee	December 9, 2021
John A. Fry

Frances A. Sevilla-Sacasa	*	Trustee	December 9, 2021
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	December 9, 2021
Thomas K. Whitford

Christianna Wood	*	Trustee	December 9, 2021
Christianna Wood

Janet L. Yeomans	*	Trustee	December 9, 2021
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	December 9, 2021
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware VIP® Trust N-1A)

Exhibit No.	Exhibit
EX-99.p.2	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (June 2021)
EX-99.p.3	Code of Ethics for Macquarie Investment Management Europe Limited (March 2021)
EX-99.p.4	Code of Ethics for Macquarie Investment Management Global Limited (February 18, 2021)